Exhibit 4.1

NUMBER	SHARES
LE

LINCOLN EDUCATIONAL SERVICES CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY			SEE REVERSE FOR CERTAIN DEFINITIONS
	COMMON STOCK	CUSIP	533535	10	0

THIS CERTIFIES THAT:

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF NO PAR VALUE EACH OF

LINCOLN EDUCATIONAL SERVICES CORPORATION

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned.  This certificate and the shares represented hereby are subject to the laws of the State of New Jersey, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended.  This certificate is not valid until countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers

LINCOLN EDUCATIONAL SERVICES CORPORATION

CORPORATE SEAL

2003

NEW JERSEY

DATED:	COUNTERSIGNED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
JERSEY CITY, NJ
TRANSFER AGENT AND REGISTRAR

BY:
AUTHORIZED OFFICER
/s/ Alexandra M. Luster	/s/ David F. Carney
SECRETARY	CHAIRMAN AND CEO

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common	UNIF GIFT MIN ACT -	Custodian
TEN ENT – as tenants by the entireties		(Cust)	(Minor)
JT TEN – as joint tenants with rights of		under Uniform Gifts to
survivorship and not as tenants in		Minors Act
common

(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,                                hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNER)

Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.

COLUMBIA FINANCIAL PRINTING CO., P.O. BOX 218 BETHPAGE, NY 11714

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